UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2023

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of ADTRAN Holdings, Inc. (the “Company”) originally furnished by the Company to the Securities and Exchange Commission on August 7, 2023 (the “Initial 8-K”). The sole purpose for filing this Form 8-K/A is to fix an incorrect ex-dividend date contained in Item 2.02 and Exhibit 99.1 of the Initial 8-K, as described further below. Except as stated in this Explanatory Note, no other changes have been made to the Initial 8-K or Exhibit 99.1 thereto.

Item 2.02	Results of Operations and Financial Condition.

As set forth in the Initial 8-K, the Company’s Board of Directors declared a quarterly cash dividend of $0.09 per common share, to be paid to the Company’s stockholders of record as of the close of business on August 21, 2023, with a payment date of September 5, 2023. The Initial 8-K and accompanying press release incorrectly indicated that the ex-dividend date is August 20, 2023. The correct ex-dividend date is August 18, 2023. The record date and payment date are unchanged from those disclosed in the Initial 8-K.

A copy of ADTRAN’s press release correcting the ex-dividend date is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information included in, or furnished with, Item 2.02 of this Current Report on Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 10, 2023

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2023	ADTRAN Holdings, Inc.

	By:	/s/ Ulrich Dopfer
Ulrich Dopfer
Chief Financial Officer